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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 16, 1997


                           INNOVIR LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-21972             13-3536290
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(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)        Identification No.)


    510 EAST 73RD STREET, NEW YORK, NY                         10021
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 249-4703


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Board of Directors has selected the accounting firm of KPMG Peat Marwick LLP to serve as independent accountants of Innovir Laboratories, Inc. (the "Company") to perform the annual audit for the year ending December 31, 1997. Coopers & Lybrand L.L.P. previously served as the independent accountants of the Company and performed the annual audit for the fiscal year most recently completed. Coopers & Lybrand L.L.P. had served as the Company's independent accountants since the Company's initial public offering in 1993. In light of recent developments, particularly the Company's transaction with VIMRx Pharmaceuticals Inc. ("VIMRx") pursuant to which (i) the Company acquired VIMRx Holdings, Ltd. and certain other subsidiaries thereof and (ii) VIMRx acquired approximately 68% of the Company's outstanding voting stock, the Board of Directors determined that it would be most efficient and in the best interests of the Company to have a single accounting firm serve as principal accountants for both the Company and VIMRx. The decision to change accountants was not occasioned by any disagreement or advice given on any matter by Coopers & Lybrand L.L.P. The Company solicited bids for the audits of its financial statements from four accounting firms, including Coopers & Lybrand L.L.P. On May 16, 1997, the Company terminated Coopers & Lybrand L.L.P. as the Company's principal accountants and engaged KPMG Peat Marwick LLP as its principal accountants. The decision to change accountants was recommended and approved by the Audit Committee of the Board of Directors.

     During the Company's two most recent fiscal years and the subsequent interim periods preceding such termination, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The audit reports of Coopers & Lybrand L.L.P. on the financial statements of the Company for either of the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Coopers & Lybrand L.L.P. on the Company's financial statements for the fiscal year ended September 30, 1995 contained an explanatory paragraph regarding uncertainty about the Company's ability to continue as a going concern.

     During the Company's two most recent fiscal years and the subsequent interim periods preceding such termination, there were no reportable events for which disclosure is required pursuant to Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS

          No financial statements are required to be filed as a part of this report.

     (b)  PRO FORMA FINANCIAL INFORMATION

          No pro forma financial information is required to be filed as a part of this report.

     (c)  EXHIBITS

          16 Letter, dated May 19, 1997, from Coopers & Lybrand L.L.P. to Securities and Exchange Commission regarding change in certifying accountant.


                All other Items of this report are inapplicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INNOVIR LABORATORIES, INC.


Date:  May 20, 1997                       By:/s/ FRANCIS M. O'CONNELL
                                             ------------------------
                                             Name:  Francis M. O'Connell
                                             Title: Chief Financial Officer

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                                  EXHIBIT INDEX

     16 Letter, dated May 19, 1997, from Coopers & Lybrand L.L.P. to Securities and Exchange Commission regarding change in certifying accountant.